UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09761
Direxion Insurance Trust
(Exact name of registrant as specified in charter)
33 Whitehall Street, 10th Floor
New York, NY 10004
(Address of principal executive offices) (Zip code)
Daniel D. O’Neill
33 Whitehall Street, 10th Floor
New York, NY 10004
(Name and address of agent for service)
646-572-3390
Registrant’s telephone number, including area code
Date of fiscal year end: December 31, 2009
Date of reporting period: December 31, 2009

Item 1.	Report to Stockholders.

Direxion Insurance Trust

ANNUAL REPORT DECEMBER 31, 2009

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Dynamic VP HY Bond Fund

Table of Contents

Letter to Shareholders	3

Performance Summary	4

Expense Example	5

Allocation of Portfolio Holdings	6

Schedule of Investments	7

Financial Statements	9

Financial Highlights	12

Notes to the Financial Statements	13

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

Investment Advisory Agreements Approvals	23

Information on Board of Trustees and Officers	25

Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Insurance Trust covers the period of January 1, 2009 to December 31, 2009 (the “Annual Period”). The Dynamic VP HY Bond Fund’s (the “Fund”) investment objective is to seek to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower quality debt instruments. For the Annual Period, the Fund returned 9.81% on a total return basis compared with a return of 49.49% for the Lipper High Current Yield Bond Fund Index (the “Lipper”) and a return of 58.21% for the Barclays U.S. Corporate High Yield Bond Index (together, the “Indices”). During the Annual Period, the Fund used the Markit CDX North America High Yield Index (“CDX”) for core exposure. Core exposure means the Fund typically had a 50-75% weighting in the CDX at any given time. The Fund employs this strategy to maintain liquidity to accommodate active shareholder activity associated with a tactical fund. The total return for the CDX for the Annual Period was 19.5%*; significantly lower than the total return of the Indices. This was the primary reason for the divergence in performance between the Fund and the Indices. This is a reversal of the prior year’s relative performance in which the fund outperformed the Lipper because the CDX outperformed the Lipper. Income in the Fund was generally achieved by investing cash in a combination of high quality overnight repurchase agreements and coupon payments from the credit derivative index.

As always, we thank you for using the Direxion Insurance Trust and we look forward to our mutual success.

Sincerely,

Daniel O’Neill Chief Executive Officer	Guy Talarico Principal Financial Officer

*Source: JP Morgan

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratio of the Dynamic VP HY Bond Fund is 2.03%, net of any fee, waivers or expense reimbursements.*(

An investment in any of the Direxion Insurance Trust is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. Investors considering an investment may obtain a prospectus by calling 1-800-851-0511. Investors should read the prospectus carefully for more complete information, including charges, expenses, objectives, and additional risks, before investing.

Distributed by:  Rafferty Capital Markets
Date of First Use: February 28, 2010.

(* The total annual fund operating expense ratio includes Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual fund operating expense ratio would be 1.85%.

Dynamic VP HY Bond Fund
February 1, 20051 - December 31, 2009 (Unaudited)

	Average Annual Total Return[2]
			Since
	1 Year	3 Year	Inception[1]

Dynamic VP HY Bond Fund	9.81%	(0.98)%	0.94%
Barclays Capital U.S. Corporate High Yield Bond Index[2]	58.21%	5.97%	6.57%
Lipper High Current Yield Bond Fund Index	49.49%	2.80%	4.40%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital U.S. Corporate High Yield Bond Index and the Lipper High Current Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC, waived and/or recouped fees for various expenses. Had these waivers and/or recoupments not been in effect, performance during the current period would have been lower.

The performance data quoted represents past performance and does not guarantee future results.

Market Exposure3

% of
Investment Type	Net Assets

Futures Contracts	12.0%
Swap Contracts	79.7%

Total Exposure	91.7%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	The Fund commenced operations on February 1, 2005.
[2]	During the fiscal year ended December 31, 2009, management changed a benchmark of the Fund from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital U.S. Corporate High Yield Bond Index. This change allows the Fund to track a more appropriate benchmark. As of December 31, 2009, the 1 Year, 3 Year and Since Inception returns of the Barclays Capital U.S. Aggregate Bond Index were 5.93%, 6.04% and 4.93%, respectively.
[3]	As of December 31, 2009.

4  DIREXION DYNAMIC VP HY BOND FUND

Expense Example
December 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2009 — December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION DYNAMIC VP HY BOND FUND  5

Expense Example Tables
December 31, 2009 (Unaudited)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	July 1, 2009	December 31, 2009	Period[2]

Dynamic VP HY Bond Fund
Based on actual fund return	1.85%	$1,000.00	$1,134.30	$9.95
Based on hypothetical 5% return	1.85%	1,000.00	1,015.88	9.40

[1]	Annualized
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

Allocation of Portfolio Holdings
December 31, 2009 (Unaudited)

	Cash*	Futures		Swaps	Total
Dynamic VP HY Bond Fund	95%	—	**	5%	100%

*	Cash, cash equivalents and other assets less liabilities.
**	Percentage is less than 0.5%.

6  DIREXION DYNAMIC VP HY BOND FUND

Dynamic VP HY Bond Fund
Schedule of Investments
December 31, 2009

Shares		$Value

SHORT TERM INVESTMENTS - 93.7%
MONEY MARKET FUNDS - 93.7%
6,897,026	AIM STIT Treasury Portfolio, 0.02%(a)	$6,897,026
1,769,622	Dreyfus Government Cash Management, 0.00%(a)	1,769,622
1,769,622	Evergreen Institutional U.S. Government Money Market Fund, 0.08%(a)	1,769,622
1,769,622	Federated Treasury Obligations Fund, 0.10%(a)	1,769,622
6,897,025	Fidelity Institutional Government Portfolio, 0.03%(a)	6,897,025
1,769,662	First American Government Obligations Fund, 0.00%(a)	1,769,662
1,769,622	First American Treasury Obligation Fund, 0.00%(a)	1,769,622
7,287,025	Goldman Sachs Financial Square Government Fund, 0.03%(a)(b)	7,287,025
6,897,025	Morgan Stanley Institutional Liquidity Fund, 0.01%(a)	6,897,025
1,769,622	SEI Daily Income Trust Government Fund, 0.04%(a)	1,769,622

	TOTAL SHORT TERM INVESTMENTS (Cost $38,595,873)	$38,595,873

	TOTAL INVESTMENTS (Cost $38,595,873) - 93.7%	$38,595,873
	Other Assets in Excess of Liabilities - 6.3%	2,587,503

	TOTAL NET ASSETS - 100.0%	$41,183,376

Percentages are stated as a percent of net assets.

(a)	Represents annualized seven-day yield at December 31, 2009.
(b)	$390,000 of this security is held as collateral for swap contracts.

Dynamic VP HY Bond Fund
Futures Contracts
December 31, 2009

		Unrealized
Contracts		Appreciation

89	E-Mini S&P 500 Futures
	Expiring March 2010 (Underlying Notional Amount at Market Value $4,939,500)	$54,134

The accompanying notes are an integral part of these financial statements.
7  DIREXION DYNAMIC VP HY BOND FUND

Dynamic VP HY Bond Fund
Credit Default Swap Contracts — Sell Protection1
December 31, 2009

		Implied				Upfront
		Credit	Receive	Termination	Notional	Payments	Unrealized
Counterparty	Reference Entity	Spread[2]	Fixed Rate	Date	Amount[3]	Received	Appreciation

Bank of America	Markit CDX North American High Yield Index	5.18%	5.00%	12/20/2014	$8,019,000	$(485,967)	$440,882
Barclays Capital	Markit CDX North American High Yield Index	5.18%	5.00%	12/20/2014	21,532,500	(1,674,770)	1,553,710
Credit Suisse Capital, LLC	Markit CDX North American High Yield Index	5.18%	5.00%	12/20/2014	1,188,000	(98,010)	91,331

					$30,739,500	$(2,258,747)	$2,085,923

[1]	If the Fund is a seller of protection and a credit event occurs, i.e., bankruptcy or failure to pay, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index.
[2]	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the reference entity or obligation.
[3]	The maximum potential amount (if, after a credit event the value of the related obligation or obligations were determined to have a value of zero) the Fund could be required to pay as seller of credit protection or entitled to as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.
8  DIREXION DYNAMIC VP HY BOND FUND

Statement of Assets and Liabilities
December 31, 2009

Dynamic
VP HY Bond Fund

Assets:
Investments, at market value (Note 2)	$38,595,873
Receivable for Fund shares sold	393,945
Deposit at broker for futures	292,143
Deposit at broker for swaps	2,160,000
Due from broker for futures	108,357
Unrealized appreciation on swaps	2,085,923
Dividends and interest receivable	3,232

Total Assets	43,639,473

Liabilities:
Payable for Fund shares redeemed	65,397
Swap payments received	2,258,747
Variation margin payable	53,845
Accrued investment advisory fees	28,745
Accrued distribution expense	12,241
Accrued operating services fees	24,912
Accrued expenses and other liabilities	12,210

Total Liabilities	2,456,097

Net Assets	$41,183,376

Net Assets Consist Of:
Capital stock	$40,734,923
Accumulated undistributed net investment income	375,812
Accumulated undistributed net realized gain (loss)	(2,067,416)
Net unrealized appreciation/(depreciation) on:
Futures	54,134
Swaps	2,085,923

Total Net Assets	$41,183,376

Calculation of Net Asset Value Per Share:
Net assets	$41,183,376
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,379,534
Net asset value, redemption price and offering price per share	$17.31

Cost of Investments	$38,595,873

The accompanying notes are an integral part of these financial statements.
9  DIREXION DYNAMIC VP HY BOND FUND

Statement of Operations
For the Year Ended December 31, 2009

Dynamic
VP HY Bond Fund

Investment income:
Interest income	$172,556

Total investment income	172,556

Expenses:
Investment advisory fees	300,329
Distribution expenses	100,109
Shareholder servicing fees	80,088
Administration fees	8,709
Fund accounting fees	14,092
Custody fees	8,450
Transfer agent fees	27,222
Professional fees	24,918
Reports to shareholders	4,525
Trustees’ fees and expenses	586
Operating services fees	134,488
Other	4,627

Total expenses before recoupment and interest on securities sold short	708,143
Interest on securities sold short	1,787

Net expenses after interest on securities sold short	709,930
Plus: Recoupment of previously waived expenses (Note 5)	26,098
Less: Expenses paid indirectly (Note 5)	(15,791)

Total expenses	720,237

Net investment income (loss)	(547,681)

Realized and unrealized gain on investments:
Net realized gain on:
Investments	82,281
Securities sold short	8,184
Futures	395,532
Swaps	1,649,377

2,135,374

Change in unrealized appreciation on:
Futures	54,134
Swaps	1,811,782

1,865,916

Net realized and unrealized gain on investments	4,001,290

Net increase in net assets resulting from operations	$3,453,609

The accompanying notes are an integral part of these financial statements.
10  DIREXION DYNAMIC VP HY BOND FUND

Statements of Changes in Net Assets
December 31, 2009

	Dynamic VP HY Bond Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Operations:
Net investment income (loss)	$(547,681)	$110,809
Net realized gain (loss) on investments	2,135,374	(1,281,433)
Change in unrealized appreciation on investments	1,865,916	571,035

Net increase (decrease) in net assets resulting from operations	3,453,609	(599,589)

Distributions to shareholders:
Net investment income	(978,073)	(846,466)

Total distributions	(978,073)	(846,466)

Capital share transactions:
Proceeds from shares sold	216,388,501	160,032,560
Proceeds from shares issued to holders in reinvestment of distributions	978,073	846,466
Cost of shares redeemed	(238,846,061)	(121,404,201)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(21,479,487)	39,474,825

Total increase (decrease) in net assets	(19,003,951)	38,028,770

Net assets:
Beginning of year	60,187,327	22,158,557

End of year	$41,183,376	$60,187,327

Accumulated undistributed net investment income (loss), end of year	$375,812	$703,018

The accompanying notes are an integral part of these financial statements.
11  DIREXION DYNAMIC VP HY BOND FUND

Financial Highlights
December 31, 2009

										Ratios to Average Net Assets
														Net
			Net Realized	Net Increase										Investment
	Net Asset		and	(Decrease)	Dividends		Net Asset			Including Short		Excluding Short		Income (Loss)
	Value,	Net	Unrealized	in Net Asset	from Net		Value,		Net Assets,	Interest		Interest		After Expense	Portfolio
	Beginning	Investment	Gain (Loss)	Value Resulting	Investment	Total	End	Total	End of	Total	Net	Total	Net	Reimbursement/	Turnover
Year/Period	of Year/Period	Income (Loss)[4]	on Investments[4]	from Operations	Income	Distributions	of Year/Period	Return[6]	Year/Period (,000)	Expenses[3]	Expenses[3]	Expenses[3]	Expenses[3]	Recoupment[3]	Rate[5]

Dynamic VP HY Bond Fund
Year Ended December 31, 2009	$16.37	$(0.22)[7]	$1.73	$1.51	$(0.57)	$(0.57)	$17.31	9.81%	$41,183	1.77%	1.80%	1.77%	1.80%	(1.37%)[8]	463%
Year ended December 31, 2008	19.52	0.13	(2.05)	(1.92)	(1.23)	(1.23)	16.37	(9.98%)	60,187	—	—	1.93%	1.75%	0.76%	50%
Year ended December 31, 2007	20.43	0.81	(1.16)	(0.35)	(0.56)	(0.56)	19.52	(1.77%)	22,159	—	—	1.63%	1.63%	3.95%	145%
Year ended December 31, 2006	20.05	0.96	0.27	1.23	(0.85)	(0.85)	20.43	6.21%	44,705	—	—	1.68%	1.67%	4.75%	538%
February 1, 2005[1] to December 31, 2005	20.00	0.90	(0.60)	0.30	(0.25)	(0.25)	20.05	1.50%[2]	35,144	—	—	1.94%	1.74%	4.98%	654%[2]

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]	Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.
[6]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses. Please refer to your Contract or Plan prospectus for a description of those fees and expenses.
[7]	Net investment income (loss) before interest on short positions for the year ended December 31, 2009 was $(0.22).
[8]	The net investment income (loss) ratio included interest on short positions. The ratio excluding dividends on short positions for the year ended December 31, 2009 was (1.36%).

12  DIREXION DYNAMIC VP HY BOND FUND

DYNAMIC VP HY BOND FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2009

1.	ORGANIZATION

Direxion Insurance Trust (the “Trust”) was organized as a Massachusetts business trust on December 28, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has one series in operation, the Dynamic VP HY Bond Fund (the “Fund”), which is included in this report. The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Trust offers shares to unaffiliated life insurance separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life contracts. The Fund commenced operations on February 1, 2005. During the year ended December 31, 2009, two series of the Trust, the Evolution VP Managed Bond Fund and the Evolution VP All-Cap Equity Fund were liquidated and terminated.

The objective of the Fund is to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange-traded funds are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted net asset values on the valuation dates. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, the composite pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Managements, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the

DIREXION DYNAMIC VP HY BOND FUND  13

seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund was not invested in repurchase agreements at December 31, 2009.

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities or other underlying securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund’s custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps and futures” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps and futures.” Swap contracts are collateralized by the securities and cash of the Fund.

The Fund may enter into credit default swaps. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event a credit event occurs, typically a default by a corporate issuer on its debt obligation. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. The stream of payments is recorded as an unrealized gain or loss and adjusted to include up-front payments paid or received by the Fund recorded as a component of unrealized gain or loss on swaps, and/or interest associated with the agreement until the swap is sold or expires, at which point the cumulative stream of payments is recognized as a component of realized gain or loss. A credit index consists of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment

14  DIREXION DYNAMIC VP HY BOND FUND

grade securities, high yield securities, asset based securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds because entering into credit default swaps on indices is less expensive than buying many credit default swaps. Credit default swaps on indices are benchmarks for protecting investors owning bonds against defaults, and traders use them to speculate on changes in credit quality of bonds.

The maximum potential amount of future payments that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the swap. Notional amounts of all credit default swaps outstanding as of December 31, 2009 are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery value of respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

The Fund has entered into swap agreements with three counterparties: Bank of America, Barclays and Credit Suisse in which the fund sold protection on a credit default swap index, the Markit CDX North America High Yield Index (the “CDX”). The CDX is a completely standardized credit security and is composed of 100 non-investment grade entities (“reference entities”), distributed among three sub-indices: B, BB, and HB. The composition of the CDX and each sub-index is determined by a consortium of 16 member banks. All entities are domiciled in North America. CDX indices roll every 6 months in March and September. The Fund, by entering into the credit default swap agreements on the CDX, is providing credit protection to the counterparties of the respective credit default swap agreements in exchange for a fixed interest rate payment received by the Fund from the counterparties. Therefore, there is credit risk to the Fund with respect to the referenced entities of these credit default swap agreements. If a credit event occurs to a referenced entity and the Fund will be required to make a payment to the counterparties under the respective credit default swap agreement, the Fund’s principal amount in the CDX will be reduced by its pro-rata interest in the respective credit default swap agreement. A credit event may include a failure to pay interest or principal or bankruptcy by any of the 100 reference entities in the CDX. Any recoverable amounts of the liquidation of the referenced entity will be allocated pro rata to the holders of the CDX.

The Fund has adopted authoritative standards of accounting for and disclosure of credit derivatives, including credit default swap agreements. These disclosure requirements include (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, (iv) the nature of any recourse provisions and assets held either as collateral or by third parties, and (v) the current status of the payment risk of the credit derivative.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. There was no short position held by the Fund at December 31, 2009.

e) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the

DIREXION DYNAMIC VP HY BOND FUND  15

contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts, and short positions. The Fund was not invested in options or options on futures contracts at December 31, 2009.

g) Security Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income. No provision for federal income taxes has been made.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to each series, such as Advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets.

j) Distributions to Shareholders – The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions for the Fund during the years ended December 31, 2009 and December 31, 2008, were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Distributions paid from:
Ordinary Income	$978,073	$846,466
Long-Term Capital Gains	—	—

Total Distributions paid	$978,073	$846,466

16  DIREXION DYNAMIC VP HY BOND FUND

As of December 31, 2009, the components of distributable earnings of the Fund on a tax basis were as follows:

Tax cost of investments	$38,595,873

Gross unrealized appreciation	—
Gross unrealized depreciation	—

Net unrealized appreciation/(depreciation)	$—

Undistributed ordinary income	2,461,735
Undistributed long-term capital gain	—

Total distributable earnings	2,461,735

Other accumulated gain/(loss)	(2,013,282)

Total accumulated earnings/(loss)	$448,453

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting:

Net Investment Income (Loss)	Realized Gain (Loss)	Capital Stock
$1,198,548	$(1,198,548)	$—

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to swap contracts.

As of December 31, 2009, the Fund had capital loss carryforwards on a tax basis of:

Expires
12/31/2013	12/31/2014	12/31/2015	12/31/2016	Total
$—	$—	$—	$2,013,282	$2,013,282

The Fund utilized capital loss carryforward in 2009 of $890,512. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

The Fund has adopted authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2009, open Federal and state income tax years include the tax years ended December 31, 2006, December 31, 2007, December 31, 2008 and December 31, 2009. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

k) Credit Facility – U.S. Bank, N.A. has made available to the Fund a credit facility pursuant to a Line of Credit Agreement (“Line of Credit”) for meeting redemption requests. Available borrowing under the Line of Credit is limited to the lesser of $244,000 or 33.33% of the Fund’s net assets. Borrowings under the Line of Credit are charged at prime rate less 1/2%. The Fund did not utilize the credit facility for the year ended December 31, 2009.

l) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

DIREXION DYNAMIC VP HY BOND FUND  17

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting. Actual results could differ from those estimates.

3.	CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Fund during the years ended December 31, 2009 and December 31, 2008 were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Shares sold	14,018,711	9,260,284
Shares issued to holders in reinvestment of distributions	65,076	47,943
Shares redeemed	(15,381,882)	(6,765,587)

Total increase (decrease) from capital share transactions	(1,298,095)	2,542,640

4.	INVESTMENT TRANSACTIONS

During the year ended December 31, 2009, the aggregate purchases and sales of investments (excluding short-term investments) for the Fund were as follows:

Purchases	Sales

$1,114,000	$1,218,500

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 2009.

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets.

Expense Recovery and Operating Services Agreement: For the period January 1, 2009 through June 30, 2009, the Adviser had contractually agreed to pay all operating expenses (excluding interest on short positions), in excess of the annual cap on expenses presented below as applied to the Fund’s average daily net assets. Under this contract, the Adviser could recover from the Fund the expenses paid in excess of the annual cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such annual cap on expenses for the three previous years. For the year ended December 31, 2009, the Adviser paid or recouped the following expenses:

Annual cap on expenses - January 1, 2009 to June 30, 2009	1.75%
Expenses paid in excess of annual cap on expenses - January 1, 2009 to June 30, 2009	$—
Adviser expense waiver recovery - January 1, 2009 to June 30, 2009	$26,098

On May 20, 2009, the Board of Trustees, based upon on management’s recommendation, approved a new Operating Services Agreement (the “Agreement”). Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. The Agreement became effective July 1, 2009. The annual expense cap is no longer applicable.

In consideration for the services rendered pursuant to the Agreement, the Fund pays to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.65%. The monthly fee is calculated on an annualized basis on the average net assets of the Fund.

18  DIREXION DYNAMIC VP HY BOND FUND

Distribution Expenses: The shares of the Fund are subject to an annual Rule 12b-1 fee of up to 0.25% of Fund’s average daily net assets. The fee is paid to the insurance company of the plan sponsor (i.e. various enrolled employers) for expenses incurred for distribution-related activities, on behalf of the Funds.

Shareholder Servicing Fees: The Board also authorized the Fund to pay a shareholder servicing fee of 0.20% of the Fund’s average daily net assets. The Trust, on behalf of the Fund, pays the fee to financial institutions and other persons who provide services for and maintain shareholder accounts.

U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain Direxion Funds may invest. The Board of Trustees agreed to have 70% of the fees received by U.S. Bank N.A. applied against transfer agent invoices. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly”. For the fiscal year ended December 31, 2009, the amount of transfer agent expenses reduced by this revenue was $15,791.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

6.	VALUATION MEASUREMENTS

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities
Level 2 — Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Class	Level 1	Level 2	Level 3	Total

Short-Term Investments	$38,595,873	$—	$—	$38,595,873
Other Financial Instruments*	$54,134	$2,085,923	$—	$2,140,057

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments are derivative instruments, such as futures and swap contracts. Futures and swap contracts are valued at the unrealized appreciation on the instrument.

7.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Fund has adopted authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of December 31, 2009, the Fund was invested in futures contracts and credit default swap contracts.

DIREXION DYNAMIC VP HY BOND FUND  19

At December 31, 2009, the fair value of derivatives instruments were as follows:

Asset derivatives
	Credit risk	Equity risk	Total

Futures contracts*	$—	$54,134	$54,134
Swap contracts[1]	2,085,923	—	2,085,923

Total	$2,085,923	$54,134	$2,140,057

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.

*	Cumulative appreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

	Credit risk	Equity risk	Total

Realized gain[1]
Futures contracts	$—	$395,532	$395,532
Swap contracts	1,649,377	—	1,649,377

Total realized gain	$1,649,377	$395,532	$2,044,909

Change in unrealized appreciation[2]
Futures contracts	$—	54,134	$54,134
Swap contracts	1,811,782	—	1,811,782

Total change in unrealized appreciation (depreciation)	$1,811,782	$54,134	$1,865,916

1 Statement of Operations location: Net realized gain on futures and swaps.

[2]	Statement of Operations location: Change in unrealized appreciation on futures and swaps.

For the year ended December 31, 2009, the volume of derivatives held by the Fund were as follows:

	Credit Default
	Swap Contracts	Long Futures
	Sell Protection	Contracts

Quarterly average gross notional amounts	$30,513,240	$6,994,991

8.	NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued an update to improve disclosure about fair value measurements. This update required certain disclosures which are effective for interim and annual reporting periods beginning after December 15, 2009, and other disclosures which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

9.	SUBSEQUENT EVENTS

The Fund has adopted authoritative standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Fund is required to disclose the date through which subsequent events have been evaluated. The Fund has evaluated subsequent events through the issuance of its financial statements on February 22, 2010.

20  DIREXION DYNAMIC VP HY BOND FUND

Direxion Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of Direxion Insurance Trust:

We have audited the accompanying statement of assets and liabilities of the Dynamic VP HY Bond Fund (constituting the Direxion Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 1, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dynamic VP HY Bond Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 1, 2005 (commencement of operations) to December 31, 2005 in conformity with U.S. generally accepted accounting principles.

February 22, 2010
New York, New York

DIREXION DYNAMIC VP HY BOND FUND  21

Additional Information
(Unaudited)

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

22  DIREXION DYNAMIC VP HY BOND FUND

Investment Advisory Agreement Approval
(Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 26, 2009 Board meeting in renewing the Advisory Agreement (“Agreement”) between Rafferty Asset Management (“Rafferty”) and the Direxion Insurance Trust (“Insurance Trust”) on behalf of the Dynamic VP HY Bond Fund (“Fund”). The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreement, the Board considered the best interests of the Fund. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise.

The Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the cost to Rafferty for providing services and the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived by Rafferty from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Insurance Trust since its inception. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Fund and meet its expense reimbursement obligations. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Fund, including oversight of the Fund’s service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Fund under the Agreement were fair and reasonable.

Performance of the Fund.  The Board evaluated the performance of the Fund compared to: (1) its benchmark index for monthly and annual periods ended July 31, 2009; and (2) the average performance of the relevant Lipper fund universe for monthly and annual periods ended June 30, 2009. Although the Board received monthly performance reports for its consideration, the Board generally assigned more weight to the longer-term performance of the Fund. In this regard, the Board noted the challenging nature of the markets for the calendar year 2008.

With respect to the Fund, the Board considered management’s description of the performance of the Lipper universe of high current yield funds. The Board also considered that: (1) as of July 31, 2009, the Fund outperformed its benchmark index for the one-, three- and six-month periods, but underperformed for the nine-month, year-to-date, and one- and three-year periods; and (2) as of June 30, 2009, the Fund outperformed the average of the relevant Lipper fund universe for the one-year period, but underperformed for all other periods presented.

Costs of Services Provided to the Fund and Profits Realized.  The Board considered the overall fees paid to Rafferty on an annual basis since the Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. In this regard, management advised the Board that the advisory fees for the Fund is similar to and, in some cases lower than, the advisory fees for the comparable fund groups. The Board considered that the total expense ratio for the Fund is generally higher than comparable funds. However, Rafferty indicated that the comparable fund groups generally have higher asset levels, which account in part for their lower total expense ratios. The Board considered that Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years for the Fund via fee waivers and/or expense limitations. The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual

DIREXION DYNAMIC VP HY BOND FUND  23

funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints was not necessary at this time.

Other Benefits.  The Board considered Rafferty’s representation that its relationship with the Fund has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

24  DIREXION DYNAMIC VP HY BOND FUND

Direxion Funds
TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustee and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

# of Portfolios
in Direxion
	Position(s)	Term of Office		Complex	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Lawrence C. Rafferty(1)
Age: 67	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	35	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

				# of Portfolios
				in Direxion
	Position(s)	Term of Office		Complex	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel J. Byrne
Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly Byrne Securities Inc.) 1992-present.	129	Trustee, The Opening Word Program, Wyandanch, New York

Gerald E. Shanley III
Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; C.P.A. 1979-present.	129	Trustee of Trust under will of Charles S. Payson

John Weisser
Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	129	Director, MainStay VP Fund Series; Director ICAP Funds, Inc; Director, The MainStay Funds; Director, Eclipse Funds, Inc.

DIREXION DYNAMIC VP HY BOND FUND  25

Direxion Funds
TRUSTEES AND OFFICERS

Officers

# of Portfolios
in Direxion
	Position(s)	Term of Office		Complex	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel D. O’Neill
Age: 42	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	N/A	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006

William Franca
Age: 53	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A

Christopher Lewis
Age: 39	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009-present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Guy F. Talarico
Age: 54	Principal Financial Officer and Treasurer	Once Year; Since 2008	CEO, Alaric Compliance Services LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.	N/A	N/A

Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202
Age: 37	Secretary	One Year; Since 2004	Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC, 2000-2003.	N/A	N/A

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)	The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion ETF Trust which currently offers for sale to the public 26 of the 94 funds currently registered with the SEC.

The address for all trustees and officers except Eric W. Falkeis is 33 Whitehall St., New York, NY 10004.

26  DIREXION DYNAMIC VP HY BOND FUND

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the report.

Direxion Insurance Trust

ANNUAL REPORT DECEMBER 31, 2009

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Investment Adviser
Rafferty Asset Management, LLC
33 Whitehall St. 10th Floor
New York, NY 10004

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholding Servicing
Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian
U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the commission for the first and third quarters of the fiscal year on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, by accessing the SEC’s website, at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009*	FYE 12/31/2008

Audit Fees	$26,393	$92,400
Audit-Related Fees	—	—
Tax Fees	5,543	12,600
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009*	FYE 12/31/2008

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009*	FYE 12/31/2008

Registrant	—	—
Registrant’s Investment Adviser	—	—

*	Two series of the Registrant closed during the year ended December 31, 2009
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s Chief Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Insurance Trust

By (Signature and Title)*	/s/ Daniel D. O’Neill
Daniel D. O’Neill, Chief Executive Officer
     Date 3/2/2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel D. O’Neill
Daniel D. O’Neill, Chief Executive Officer
     Date 3/2/2010

By (Signature and Title)*	/s/ Guy F. Talarico
Guy F. Talarico, Principal Financial Officer
     Date 3/2/2010

*	Print the name and title of each signing officer under his or her signature.